UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 11, 2006

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 400
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 11, 2006, ERP Operating Limited Partnership, an Illinois limited partnership (the “Company”), agreed to issue $400,000,000 aggregate principal amount of 5.375% Notes due August 1, 2016 (the “Notes”) in a public offering.  The Company agreed to sell the Notes pursuant to a Terms Agreement, dated as of January 11, 2006, among the Company and each of J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Commerzbank Capital Markets Corp., Piper Jaffray & Co., PNC Capital Markets LLC and SunTrust Capital Markets, Inc., as underwriters.  The Notes will be issued pursuant to an Indenture, dated as of October 1, 1994, between the Company and J.P. Morgan Trust Company, National Association (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 9, 2004, by and between the Company and the Trustee.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

1.1

Terms Agreement dated January 11, 2006, among ERP Operating Limited Partnership and each of J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Commerzbank Capital Markets Corp., Piper Jaffray & Co., PNC Capital Markets LLC and SunTrust Capital Markets, Inc., which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the Terms Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated January 11, 2006 and filed as Exhibit 1.2 hereto.

1.2

Standard Underwriting Provisions dated January 11, 2006, which are being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

4.1

Form of 5.375% Note due August 1, 2016, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

5.1

Opinion of DLA Piper Rudnick Gray Cary US LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this

Exhibit Number	Description

Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of DLA Piper Rudnick Gray Cary US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP

By:	EQUITY RESIDENTIAL, its general partner

Date: January 18, 2006	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Senior Vice President and Treasurer

Date: January 18, 2006	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Terms Agreement dated January 11, 2006, among ERP Operating Limited Partnership and each of J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Commerzbank Capital Markets Corp., Piper Jaffray & Co., PNC Capital Markets LLC and SunTrust Capital Markets, Inc., which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the Terms Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated January 11, 2006 and filed as Exhibit 1.2 hereto.

1.2

Standard Underwriting Provisions dated January 11, 2006, which are being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

4.1

Form of 5.375% Note due August 1, 2016, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

5.1

Opinion of DLA Piper Rudnick Gray Cary US LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of DLA Piper Rudnick Gray Cary US LLP (included in Exhibit 5.1).